UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2005

                     American Home Mortgage Investment Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

            Maryland                  001-31916             20-0103914
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  (State or Other Jurisdiction       (Commission        (I.R.S.  Employer
        of Incorporation)            File Number)       Identification No.)

538 Broadhollow Road, Melville, New York                       11747
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (516) 396-7700
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                520 Broadhollow Road, Melville, New York 11747
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         (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Item 2.02 Results of Operations and Financial Condition


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Item 2.02   Results of Operations and Financial Condition

      On January 27, 2005, American Home Mortgage Investment Corp. issued a press release reporting financial results for the fiscal quarter and year ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01   Financial Statements and Exhibits

(c)   Exhibits:

      99.1  -  Press Release, dated January 27, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 27, 2005                AMERICAN HOME MORTGAGE
                                       INVESTMENT CORP.


                                       By: /s/ Stephen A. Hozie
                                           -------------------------------------
                                           Name:  Stephen A. Hozie
                                           Title: Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

    EXHIBIT NUMBER                            DESCRIPTION
    --------------                            -----------

         99.1              Press Release, dated January 27, 2005